UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 25, 1997


                              CNB FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)

                        Commission File Number 33-45522


                    New York                      22-3203747
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        (State or other jurisdiction of       (I.R.S. Employer
         incorporation or organization)       Identification No.)


                   24 Church Street, Canajoharie, N.Y. 13317
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               (Address of principal executive offices--Zip code)


        Registrant's telephone number, include area code (518) 673-3243

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                            FORM 8-K--CURRENT REPORT


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On August 25, 1997, the Board of Directors agreed to dismiss Price Waterhouse LLP as its independent accountants.

During the two fiscal years ended December 10, 1996, and the subsequent interim period through June 30, 1997, (i) there were no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which make reference in connection with its report to the subject matter of the disagreement, and
(ii) Price Waterhouse LLP has not advised the registrant of any reportable events as defined in paragraph (A) through (D) of Regulation S-K Item 304(a)(l)(v).

The accountants' report of Price Waterhouse LLP on the consolidated financial statements of CNB Financial Corp. and subsidiaries as of and for the years ended December 30, 1996, and December 31, 1995, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Price Waterhouse LLP will follow.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CNB FINANCIAL CORP.
                                                 Registrant



Date: September 3, 1997                      By  /s/  PETER J. CORSO
                                                --------------------------------
                                                 Peter J. Corso
                                                 Executive Vice President and
                                                 Chief Financial Officer